Exhibit 10.1

                               AMENDMENT NO. 6 TO
                                 LOAN AGREEMENT
                            (CVTI/Covenant Transport)


     THIS AMENDMENT NO. 6 TO LOAN AGREEMENT, dated as of July 8, 2004 (the "Amendment"), is entered into by and among THREE PILLARS FUNDING, LLC (formerly known as THREE PILLARS FUNDING CORPORATION), ("Three Pillars"), SUNTRUST CAPITAL MARKETS, INC. (formerly SunTrust Equitable Securities Corporation), as administrator (the "Administrator"), CVTI RECEIVABLES CORP. ("CVTI"), and COVENANT TRANSPORT, INC. ("Covenant"). Capitalized terms used and not otherwise defined herein are used as defined in the Loan Agreement, dated as of December 12, 2000 among Three Pillars, the Administrator, CVTI and Covenant (as amended to date, the "Loan Agreement").

     WHEREAS, the parties hereto desire to further amend the Loan Agreement in certain respects as provided herein;

     NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:


     SECTION 1. Amendments to the Loan Agreement.

     Each of Section 10.2(c) and Section 10.2(d) of the Agreement is hereby amended and restated in its entirety to read as follows:

          (c) Default Ratio. The Default Ratio for (i) the June, July, August, September, October and November 2004 Due Periods shall be equal to or exceed 3.0% on a rolling three month average basis and (ii) any Due Period from and after the December 2004 Due Period shall be equal to or exceed 1.5% on a rolling three month average basis.

          (d) Delinquency Ratio. The Delinquency Ratio for (i) the June, July, August, September, October and November 2004 Due Periods shall be equal to or exceed 3.0% on a rolling three month average basis and (ii) any Due Period from and after the December 2004 Due Period shall be equal to or exceed 1.5% on a rolling three month average basis.

     SECTION 2. Effect of Amendment. Except as modified and expressly amended by this Amendment, the Loan Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect. This Amendment shall be effective as of June 1, 2004 (the
"Effective   Date")  upon  receipt  by  the   Administrator   of

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duly executed counterparts hereof by each of Covenant and CVTI. On and after the
Effective  Date,  all  references  in the Loan  Agreement  to "this  Agreement,"
"hereto," "hereof," "hereunder" or words of like import refer to the Loan Agreement as amended by this Amendment.

     SECTION 3. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties to the Loan Agreement and their successors and permitted assigns.

     SECTION 4. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.


     SECTION 5. Execution in Counterparts; Severability. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.


                  [Remainder of Page Intentionally Left Blank]





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     IN WITNESS  WHEREOF,  the parties have caused this Amendment to be executed by their respective officers thereunto duty authorized, as of the date first above written.

THREE PILLARS:                           THREE PILLARS FUNDING, LLC


                                         By: /s/ Evelyn Echevarria
                                             ---------------------
                                             Title: Evelyn Echevarria
                                                    Vice President


THE BORROWER:                            CVTI RECEIVABLES CORP.


                                         By: /s/ Joey B. Hogan
                                             ---------------------
                                             Title: EVP/CFO


THE ADMINISTRATOR:                       SUNTRUST CAPITAL MARKETS, INC.


                                         By: /s/ J. R. Bennison
                                             ---------------------
                                             Title: James R. Bennison
                                                    Managing Director


THE MASTER SERVICER:                     COVENANT TRANSPORT, INC.,
                                         a Nevada holding corporation

                                         By: /s/ Joey B. Hogan
                                             ---------------------
                                             Title: EVP/CFO